EXHIBIT 32

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the quarterly report of Tara Gold Resources Corp (the "Company") on Form 10-QSB for the period ending September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), Francis R. Biscan, Jr., the Chief Executive Officer and Clifford A. Brown, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Dated: July 9, 2008

By: /s/ Francis R. Biscan, Jr.

Francis R. Biscan, Jr., President and

Chief Executive Officer

Dated: July 9, 2008

By:  /s/ Clifford A. Brown

Clifford A. Brown

Principal Financial and Accounting Officer